UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2004

Intellisync Corporation

(Exact name of Registrant as specified in its charter)

Delaware	0-21709	77-0349154
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2550 North First Street, San Jose, California 95131

(408) 321-7650

Item 5. Other Events and Required FD Disclosure.

On August 13, 2004, Intellisync Corporation, a Delaware corporation, issued a press release announcing that Intellisync had learnt that a complaint alleging patent infringement had been filed in the US District Court for the Southern District of Ohio Western Division (Day ton) by NCR Corporation. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Exhibit Title
99.1 1	Press Release of Intellisync Corporation dated August 13, 2004.

1	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2004	INTELLISYNC CORPORATION

	By:	/s/ J. Keith Kitchen
J. Keith Kitchen
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release of Intellisync Corporation dated August 13, 2004.

1	Filed herewith.